Exhibit 99.1

■

Preliminary, subject to completion

CELLADON CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON             , 2016

The undersigned hereby appoint(s) Fredrik Wiklund and Andrew Jackson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to vote all of the shares of stock of Celladon Corporation that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Celladon Corporation to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 12255 El Camino Real, Suite 300, San Diego, California 92130 on             , 2016 at         (local time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions, with discretionary authority as to any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side.)

■	■

SPECIAL MEETING OF STOCKHOLDERS OF

CELLADON CORPORATION

            , 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/18634

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.   i

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4.		1.	Proposal to approve the merger and the issuance of Celladon common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of November 18, 2015, by and among Celladon, Celladon Merger Sub, Inc. and Eiger, a copy of which is attached as Annex A to the accompanying proxy statement/prospectus/information statement.	☐	☐	☐

				FOR	AGAINST	ABSTAIN
All other proxies heretofore given by the undersigned to vote shares of common stock, which the undersigned would be entitled to vote if personally present at the special meeting or any postponement or adjournment thereof, are hereby expressly revoked.		2.	Proposal to approve the amendment to the amended and restated certificate of incorporation of Celladon to effect a reverse stock split of Celladon common stock, at a ratio of 1-for-15, in the form attached as Annex D to the accompanying proxy statement/prospectus/information statement.	☐	☐	☐

				FOR	AGAINST	ABSTAIN
		3.	Proposal to approve the amendment to the amended and restated certificate of incorporation of Celladon to change the name “Celladon Corporation” to “Eiger BioPharmaceuticals, Inc.” in the form attached as Annex E to the accompanying proxy statement/prospectus/information statement.	☐	☐	☐

				FOR	AGAINST	ABSTAIN
		4.	Proposal to adjourn the Celladon special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Celladon Proposal Nos. 1, 2 and 3.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■